UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006

____________________

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On June 22, 2006, the Board of Directors of ICO, Inc. elected Warren W. Wilder and Daniel R. Gaubert to the Board of Directors effective July 1, 2006, for terms that expire at the Company’s 2008 annual meeting of shareholders. The Board of Directors has determined that both Mr. Wilder and Mr. Gaubert are independent directors under the Nasdaq National Market listing standards and the rules of the Securities and Exchange Commission.

The Company issued a press release on June 26, 2006 announcing the election of Mr. Wilder and Mr. Gaubert, which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Description

99.1	Press release dated June 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date:  June 27, 2006

By: /s/ Jon C. Biro
Name: Jon C. Biro
Title:	Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit
Number Description

99.1	Press release dated June 26, 2006